                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)      February 15, 2002
                                                  --------------------------


                                ACR Group, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Texas                      0-12490            74-2008473
-------------------------------   ----------------    ------------------
(State or other jurisdiction      (Commission File       (IRS Employer
      of incorporation)                Number)        Identification No.)

3200 Wilcrest, Suite 440, Houston, Texas                     77042
----------------------------------------             ----------------------
(Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code    (713) 780-8532
                                                   -----------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

  ACR Group, Inc. (the "Company") amended the loan agreement with its senior lender to revise certain financial covenants, and obtained a waiver of all prior Events of Default (as defined in the loan agreement) that existed as a result of the Company's non-compliance with certain financial covenants as of August 31, 2001.

  The Company expects to be in compliance with all of the financial covenants of the loan agreement at February 28, 2002, the end of its fiscal year, and during its fiscal year ending February 28, 2003.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACR GROUP, INC.


Dated:   February 15, 2002         By:     /s/ A. Stephen Trevino
        ---------------------           -------------------------------
                                          A. Stephen Trevino
                                          Vice President and Secretary